Exhibit 32.1
Certification under Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the quarterly report on Form 10-Q of Hampton Roads Bankshares, Inc. (the “Company”) for the period ended September 30, 2010 to be filed with the Securities and Exchange Commission (“Report”), we, John A. B. Davies, Jr., Chief Executive Officer, and Lorelle L. Fritsch, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John A. B. Davies, Jr.
John A. B. Davies, Jr.
Chief Executive Officer Date: November 9, 2010

/s/ Lorelle L. Fritsch
Lorelle L. Fritsch
Interim Chief Financial Officer Date: November 9, 2010

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